UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 24, 2003

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                   WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
             (Exact name of registrant as specified in its charter)



           Delaware                    000-17793                 13-3481443
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



 c/o Wilder Richman Historic
         Corporation
     599 W. Putnam Avenue
    Greenwich, Connecticut                                           06830
    (Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:  (203) 869-0900


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Item 5. Other Events and Required Regulation FD Disclosure

            The registrant mailed a letter to the holder of its units of limited partnership on July 24, 2003. A copy of the letter is furnished herewith as
Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)   Exhibits

      20 Letter to the Limited Partners of Wilder Richman Historic Properties II, L.P. dated July 24, 2003.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        WILDER RICHMAN HISTORIC PROPERTIES II, L.P.


                        By:    Wilder Richman Historic Corporation
                                 General Partner

                        By:    /s/ Richard Paul Richman
                            ---------------------------------
                        Name:  Richard Paul Richman
                        Title: President and Director



Date:  July 24, 2003




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